GOLDMAN SACHS CREDIT STRATEGIES FUND

Supplement dated January 28, 2013 to the

Prospectus dated July 27, 2012 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the portfolio managers table in the “Fund Managers” subsection of the “Management of the Fund” section in the Prospectus:

Liberty Harbor Portfolio Management Team

¢	The Liberty Harbor team consists of over 20 investment professionals and manages approximately $5 billion in assets.

¢	The team is led by Raanan Agus who has 20 years of investment experience.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Salvatore Lentini Managing Director, Senior Portfolio Manager and Head of Credit Trading	Portfolio Manager— Credit Strategies	Since 2010	Mr. Lentini is the Head of Credit Trading for the Liberty Harbor team and a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors.
Brendan McGovern, Managing Director, Senior Portfolio Manager and Head of Research	Portfolio Manager— Credit Strategies	Since 2013	Mr. McGovern is a senior portfolio manager on the Liberty Harbor team and oversees the group’s research efforts. As a member of Liberty Harbor’s Investment Committee, he assists in the management of the group’s fundamental investment and trading strategies. He joined the Investment Adviser in 2006. Prior to joining the firm, Brendan was a managing director in the Global Investment Group at Amaranth Advisors.

Accountability for the portfolio resides with the lead portfolio managers, Brendan McGovern and Salvatore Lentini, who oversee the portfolio construction process.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

CRSTGENSTK 1-13